    As filed with the Securities and Exchange Commission on January 13, 2000
                                                    Registration No. 333-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ----------------

                                   CREE, INC.
             (Exact name of registrant as specified in its charter)

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
                     NORTH CAROLINA                                         56-1572719
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer
                                                                        Identification No.)
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                               4600 SILICON DRIVE
                          DURHAM, NORTH CAROLINA 27703
                                 (919) 313-5300
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               CYNTHIA B. MERRELL
                     CHIEF FINANCIAL OFFICER AND TREASURER
                                   CREE, INC.
                               4600 SILICON DRIVE
                          DURHAM, NORTH CAROLINA 27703
                                 (919) 313-5300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            -------------------------
                                   COPIES TO:
       GERALD F. ROACH, ESQ.                         PHILIP P. ROSSETTI, ESQ.
        AMY J. MEYERS, ESQ.                             HALE AND DORR LLP
      SMITH, ANDERSON, BLOUNT,                           60 State Street
DORSETT, MITCHELL & JERNIGAN, L.L.P.               Boston, Massachusetts 02109
  2500 First Union Capitol Center                         (617) 526-6000
   Raleigh, North Carolina 27601
           (919) 821-1220

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94013
        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
        If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.   [ ]

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
                                            CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                                       Proposed           Proposed
             Title of Each Class                                        Maximum            Maximum
                of Securities                          Amount to     Offering Price        Aggregate         Amount of
              to be Registered                      be Registered      Per Share       Offering Price       Registration Fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0025 par value per share......        299,000       $85.125          $25,452,375         $6,719.43
 .
============================================================================================================================
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


                                EXPLANATORY NOTE


         This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-94013), as amended, of Cree, Inc., including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of 299,000 shares of Common Stock of Cree, Inc. for sale in the offer referred to in the Initial Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on January 13, 2000.

                                   CREE, INC.

                                         By:/s/ F. Neal Hunter
                                            ------------------------------------
                                            F. Neal Hunter
                                            Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on January 13, 2000 in the capacities indicated.


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

                   Signature                                                    Title
                   ---------                                                    ------

 /s/ F. Neal Hunter                                          Chairman and Chief Executive Officer
------------------------------------------
F. Neal Hunter

 /s/ Cynthia B. Merrell                                      Chief Financial Officer and Treasurer
------------------------------------------                   (Chief Accounting and Financial Officer)
Cynthia B. Merrell


                   *                                         Director
------------------------------------------
Calvin H. Carter, Jr., Ph.D.

                   *                                         Director
------------------------------------------
James E. Dykes

                   *                                         Director
------------------------------------------
Michael W. Haley

                   *                                         Director
------------------------------------------
Walter L. Robb, Ph.D.

                   *                                         Director
------------------------------------------
Dolph W. Von Arx

                   *                                         Director
------------------------------------------
John W. Palmour, Ph.D.





*By:  /s/ F. Neal Hunter                           *By:  /s/ Cynthia B. Merrell
     ----------------------------------                 --------------------------------------
     F. Neal Hunter as Attorney-in-Fact                 Cynthia B. Merrell as Attorney-in-Fact
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



                                  EXHIBIT INDEX



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
                  Exhibit
                   Number           Description of Exhibit
                  -------           ----------------------

                  5.01              Opinion of Smith, Anderson, Blount, Dorsett, Mitchell
                                    & Jernigan, L.L.P.

                  23.01             Consent of PricewaterhouseCoopers LLP

                  23.02             Consent of Ernst & Young LLP

                  23.03             Consent of Smith, Anderson, Blount, Dorsett, Mitchell
                                    & Jernigan, L.L.P. (included in Exhibit 5.01 hereto)

                  24.01             Powers of Attorney (filed as Exhibit 24.01 to the
                                    Registration Statement on Form S-3 (No. 333-94013)
                                    and incorporated herein by reference)
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